Semiannual Report

GROWTH &
INCOME
FUND
-------------
JUNE 30, 2000
--------------------------------------------------------------------------------

[LOGO OF T. ROWE PRICE]

T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------
Growth & Income Fund

 .    Despite extreme volatility, stocks finished only modestly lower through the first six months of the year.

 .    The fund posted solid returns for the six months ended June 30, reversing a disappointing second half 1999.

 .    Investors focused on fundamentally sound companies as the market corrected, aiding fund performance.

 .    The correction allowed us to add shares of reasonably priced, established companies with strong growth prospects.

 .    If the Fed achieves a soft landing, the second half of the year should be favorable for stocks.

UPDATES AVAILABLE

For updates on T.Rowe Price funds following the end of each calendar quarter, please see our Web site a www.troweprice.com.

FELLOW SHAREHOLDERS

Stocks were down modestly in the first half of 2000, reflecting steadily rising interest rates and a partial reversal of the robust gains posted by technology and telecommunications companies during the fourth quarter 1999. Although the S&P 500 Index lost just 0.43% during the six-month period, investors experienced a wild ride as shares of so-called New Economy stocks surged through mid-March, then plummeted. Broader markets eventually followed the downward course, but after a hair-raising period of rapid price swings, tech stocks staged a comeback in late May and June. The rebound appeared to signal a return to greater emphasis on fundamentals, as the more successful tech companies led the advance, along with steady growth companies in other industries.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/00                                       6 Months   12 Months
--------------------------------------------------------------------------------
Growth & Income Fund                                          3.42%      -4.69%
S&P 500                                                      -0.43        7.24
Lipper Multi-Cap Value
Funds Average                                                -0.47       -3.99

The Growth & Income Fund generated positive returns for the six-month period ended June 30, 2000, despite the challenging market environment. Its 3.42% rise exceeded both the S&P 500 and its Lipper benchmark. The market's earlier enthusiasm for a relative handful of tech highfliers-and its neglect of the kind of financially sound, reasonably priced stocks we favor-resulted in a disappointing 4.69% 12-month loss that trailed the S&P index by a considerable margin but was only modestly lower than the Lipper average.

Environment

The remarkable growth in corporate profits persisted over the past six months. Profit increases were broad-based as rapid global economic growth fueled gains in many cyclical companies and a sharp rebound in the price of oil boosted earnings throughout the energy industry. Additionally, technology and telecommunications companies again registered impressive growth as trends including optical networking, e-commerce, and wireless communications continued to unfold.

The Federal Reserve continued its campaign to preempt inflation by raising short-term rates three times since the beginning of the year (six times since June 1999). By the end of June, it became clear that the Fed's efforts were having an impact as housing activity and retail sales both showed signs of slowing. The stock market's decline in the face of solid underlying earnings growth was at least partly the result of fears that the Fed's tightening could lead to a more pronounced slowdown, as well as the recognition that valuations among many technology stocks had outstripped reality.

Portfolio and Strategy Review

Several of the fund's largest holdings contributed to first-half returns. Corning, the world's largest maker of optical fiber and the fund's largest holding, continues to benefit from explosive growth in optical networking. Telecommunications service providers are aggressively developing optical networks in an effort to lower their costs and add the capacity necessary to carry Internet data. In addition to designing and manufacturing fiber, Corning has established itself as a vendor of pump lasers and other components used to transmit and manipulate light in optical networks. Nortel Networks and JDS Uniphase, which also participate in the optical-networking arena, contributed to fund performance as well.

Baker Hughes rallied sharply along with the oil service sector in response to this year's dramatic rebound in the price of oil. Although we maintain a favorable long-term view of the company, we reduced our holding, in part because we were unhappy with the terms of its recently announced joint venture with Schlumberger.

The pharmaceutical sector rebounded from concerns over potential political and regulatory challenges. Pfizer, which completed its merger with Warner-Lambert, is now your fund's second-largest holding. We expect consistent earnings growth in excess of 20% from the new Pfizer over the next few years, driven by a portfolio of blockbuster drugs (including seven products with more than $1 billion in 1999 sales) and $1.6 billion in announced merger savings. Longer term,

Pfizer's growth should be sustained by its best-in-class sales organization and unprecedented $5 billion research and development budget. American Home Products also fared well as its management sold the company's agrochemical business to BASF and took steps to address its Phen-Fen diet drug liability.

Although we have reduced the fund's overall exposure to food stocks, we initiated a position in Quaker Oats based largely on the strength of the company's Gatorade sports drink franchise. Solid earnings growth combined with renewed consolidation in the food sector drove Quaker's strong returns this year.

Even though we were pleased with the overall performance of the fund, some of our investments posted disappointing returns and had a negative impact on fund returns. Procter & Gamble's initiatives to boost sales growth through new products diverted resources from important established products and resulted in bloated expense levels. AT&T's financial results for 2000 are coming in well below our estimates and the company's as the company continues to lose market share in both the consumer and business markets.

The core of your fund continues to consist of attractively valued stocks with above-average dividend yields, but we're also looking to include more companies with higher sustainable growth rates. Changes in the first half raised the portfolio's projected underlying growth by two percentage points while the average price/earnings ratio remained about the same. Our new holdings focused on well-positioned companies that we believe offer sustainable long-term growth. In order to buy at attractive prices, we frequently invest amid controversy-- provided we're convinced that the market's concerns are merely temporary or overdone. All of our top 10 purchases over the past six months met this description.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
                                    [GRAPH]

                  Reserves and Other                     22%
                  Consumer Services                       7%
                  Consumer Cyclicals                      7%
                  Business Services and Transportation    7%
                  Financial                              18%
                  Consumer Nondurables                   18%
                  Technology                             13%
                  Energy                                  8%

                       Based on net assets as of 6/30/00

WorldCom was the largest purchase. Its stock price suffered despite strong underlying earnings growth because the market anticipated the company's failure to gain regulatory approval for its merger with Sprint. This gave us the opportunity to buy one of the best sets of business, data, and international assets in the telecommunications services industry at a P/E below its forecasted growth rate. Our second-largest purchase was Freddie Mac, one of two publicly owned government-sponsored residential mortgage businesses that have been under intense political scrutiny recently. We believe that these political issues will be resolved within the next year in a way that will permit Freddie Mac to sustain its impressive track record of double-digit earnings per share growth. Other major purchases included Tyco International, Microsoft, Quaker Oats, and CIGNA, all bought on price dips.

-----------------
FINANCIAL PROFILE
--------------------------------------------------------------------------------

                                                        Growth &
As of 6/30/00                                        Income Fund        S&P 500
--------------------------------------------------------------------------------
Current Yield                                               1.8%           1.1%
Price/Book Ratio                                            4.3X           8.9X
Price/Earnings Ratio
(2000 estimated EPS)                                       19.6X          32.0X
Historical Beta
(based on monthly
returns for 5 years)                                       0.75           1.00

We also took advantage of the second-quarter sell-off to gain exposure to the tech sector. Although many technology companies still appear expensive on traditional valuation models, trends such as optical networking, wireless communications, and biotechnology should sustain profitable growth for such established companies as Vodafone AirTouch, Nokia, Nortel Networks, and Genentech. The fund's tech-related holdings stood at 13% at the end of June, still well below the S&P 500's 32% tech weighting.

Although Corning remains the fund's largest holding, we reduced our position to a more manageable size following its dramatic price gain. We also sold some of our holdings in BP Amoco after its merger with Atlantic Richfield, which the fund also owned. Eliminations from the portfolio were concentrated in companies where we had less confidence in either the short- or long-term fundamentals.

Summary and Outlook

If the Federal Reserve is successful in containing inflation without damaging the economic expansion--a prospect we believe is likely but by no means assured--the second half of the year should prove favorable to stocks. Additionally, stocks have historically performed well during presidential election years. While the stock market's record five-year gains and the age of the current economic expansion temper our enthusiasm, we believe the outlook for your fund is favorable for several reasons:

 .    Earnings growth is strong at many companies, and quality companies in many sectors, including retail and financial services, have reasonable share price valuations.

 .    Recent economic data indicate that the pace of domestic growth is moderating and inflation remains subdued.

 .    Many of your fund's holdings generate substantial free cash flow, which can be used to reinvest in their businesses, increase dividends, buy back shares, or make acquisitions.

 .    Your fund is conservatively positioned relative to the overall market, as shown by its higher dividend yield (63% greater than the S&P 500) and lower P/E ratio (60% of the S&P 500), leaving us well positioned for market corrections.

Going forward, we will seek to develop and maintain a balance between growth- and income-oriented investments in quality, established companies at reasonable prices. We appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

/S/ Stephen W. Boesel

Stephen W. Boesel
President and Chairman of the Investment Advisory Committee

/S/ Robert W. Sharps

Robert W. Sharps
Executive Vice President

July 20, 2000

5
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/00
--------------------------------------------------------------------------------
Corning                                                                     5.1%
Pfizer                                                                      4.3
BP Amoco                                                                    2.4
GE                                                                          2.0
Chase Manhattan                                                             1.8
--------------------------------------------------------------------------------
American Home Products                                                      1.8
USX-Marathon                                                                1.7
Citigroup                                                                   1.7
Baker Hughes                                                                1.7
Eastman Kodak                                                               1.7
--------------------------------------------------------------------------------
WorldCom                                                                    1.5
Pharmacia                                                                   1.5
Target                                                                      1.5
Tyco International                                                          1.4
Fannie Mae                                                                  1.3
--------------------------------------------------------------------------------
Pall                                                                        1.3
CIGNA                                                                       1.3
PepsiCo                                                                     1.3
Fort James                                                                  1.2
Hartford Financial Services Group                                           1.2
--------------------------------------------------------------------------------
General Mills                                                               1.2
Quaker Oats                                                                 1.2
Household International                                                     1.2
Unicom                                                                      1.2
XL Capital                                                                  1.1
--------------------------------------------------------------------------------
Total                                                                      43.6%

Note: Table excludes reserves.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/00

Ten Largest Purchases                  Ten Largest Sales
--------------------------------------------------------------------------------
WorldCom *                             Corning
Freddie Mac *                          BP Amoco
Tyco International *                   St. Paul Companies **
Microsoft *                            Dow Chemical **
Quaker Oats *                          H&R Block **
CIGNA *                                GE
Hartford Financial Services Group *    Reader's Digest **
Bank of New York *                     USX-Marathon
CVS *                                  Xerox **
E*TRADE, Cv. Bond *                    Amerada Hess

*    Position added
**   Position eliminated

7
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     GROWTH & INCOME FUND


                                    [GRAPH]

                             [PLOT POINTS TO COME]

AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 6/30/00              1 Year   3 Years   5 Years   10 Years
     ---------------------------------------------------------------------------

     Growth & Income Fund               -4.69%     8.89%    15.75%     13.89%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

8
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                6 Months          Year
                                                   Ended         Ended
                                                 6/30/00      12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
NET ASSET VALUE
Beginning of period                            $   24.44     $   26.25     $   26.36     $   22.63      $  19.18     $   15.63

Investment activities
  Net investment income (loss)                      0.16          0.49          0.55          0.55          0.52          0.58
  Net realized and unrealized gain (loss)           0.67          0.46          2.00          4.71          4.34          4.16

  Total from investment activities                  0.83          0.95          2.55          5.26          4.86          4.74

Distributions
  Net investment income                            (0.15)        (0.51)        (0.53)        (0.56)        (0.51)        (0.59)
  Net realized gain                                (0.03)        (2.25)        (2.13)        (0.97)        (0.90)        (0.60)

  Total distributions                              (0.18)        (2.76)        (2.66)        (1.53)        (1.41)        (1.19)

NET ASSET VALUE
End of period                                  $   25.09     $   24.44     $   26.25     $   26.36      $  22.63     $   19.18
                                               ===============================================================================

Ratios/Supplemental Data

Total return/\                                      3.42%         3.78%         9.96%        23.53%        25.64%        30.92%
Ratio of total expenses to average net assets       0.78%+        0.77%         0.77%         0.78%         0.82%         0.84%
Ratio of net investment income (loss) to
average net assets                                  1.34%+        1.78%         2.03%         2.22%         2.53%         3.31%
Portfolio turnover rate                             78.7%+        20.3%         20.5%         15.7%         13.5%         26.2%
Net assets, end of period (in millions)        $   3,154     $   3,440     $   3,563     $   3,447      $  2,489     $   1,748

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+  Annualized

The accompanying notes are an integral part of these financial statements.

9
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000


-----------------------
STATEMENT OF NET ASSETS                                 Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 92.9%

FINANCIAL 17.2%

Bank and Trust 6.0%
Bank of America                                            750,000    $   32,250
Bank of New York                                           700,000        32,550
Bank One                                                   260,000         6,906
Chase Manhattan                                          1,215,000        55,966
Firstar                                                  1,010,000        21,273
Mellon Financial                                           700,000        25,507
Wells Fargo                                                400,000        15,500
                                                                      ----------
                                                                         189,952
                                                                      ----------

Insurance 3.8%
American General                                           550,000        33,550
Hartford Financial Services Group                          700,000        39,156
Marsh & McLennan                                           100,000        10,444
XL Capital (Class A)                                       665,000        35,993
                                                                      ----------
                                                                         119,143
                                                                      ----------

Financial Services 7.4%
Bear Stearns                                               500,000        20,813
Capital One Financial                                      400,000        17,850
Citigroup                                                  900,000        54,225
Fannie Mae                                                 800,000        41,750
Freddie Mac                                                750,000        30,375
Household International                                    900,000        37,406
Morgan Stanley Dean Witter                                 390,000        32,467
                                                                      ----------
                                                                         234,886
                                                                      ----------
Total Financial                                                          543,981
                                                                      ----------

UTILITIES 6.4%

Telephone 4.0%
AT&T                                                       600,000        18,975
GTE                                                        372,100        23,163
SBC Communications                                         475,000        20,544
Vodafone AirTouch ADR                                      425,000        17,611
WorldCom *                                               1,060,000        48,661
                                                                      ----------
                                                                         128,954
                                                                      ----------

10
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
Electric Utilities 2.4%
FirstEnergy                                              1,075,000    $   25,128
Niagara Mohawk *                                         1,000,000        13,938
Unicom                                                     947,000        36,637
                                                                      ----------
                                                                          75,703
                                                                      ----------
Total Utilities                                                          204,657
                                                                      ----------

CONSUMER NONDURABLES 17.6%

Beverages 1.6%
Coca-Cola Enterprises                                      696,800        11,366
PepsiCo                                                    900,000        39,994
                                                                      ----------
                                                                          51,360
                                                                      ----------

Food Processing 2.8%
General Mills                                            1,000,000        38,250
Heinz                                                      300,000        13,125
Quaker Oats                                                500,000        37,563
                                                                      ----------
                                                                          88,938
                                                                      ----------

Hospital Supplies/Hospital Management 0.6%
Baxter International                                       246,400        17,325
                                                                      ----------
                                                                          17,325
                                                                      ----------

Pharmaceuticals 8.5%
American Home Products                                     950,000        55,812
Bristol-Myers Squibb                                       300,000        17,475
Genetech *                                                  65,000        11,180
Pfizer                                                   2,825,000       135,600
Pharmacia                                                  900,000        46,519
                                                                      ----------
                                                                         266,586
                                                                      ----------

Miscellaneous Consumer Products 2.3%
Colgate-Palmolive                                          600,000        35,925
NIKE (Class B)                                             150,000         5,972
Philip Morris                                              750,000        19,922
Procter & Gamble                                           200,000        11,450
                                                                      ----------
                                                                          73,269
                                                                      ----------

Health Care Services 1.8%
CIGNA                                                      430,000        40,205
UnitedHealth Group                                         200,000        17,150
                                                                      ----------
                                                                          57,355
                                                                      ----------
Total Consumer Nondurables                                               554,833
                                                                      ----------

11
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

CONSUMER SERVICES 6.7%

General Merchandisers 1.5%
Target                                                     800,000    $   46,400
                                                                      ----------
                                                                          46,400
                                                                      ----------

Specialty Merchandisers 1.8%
CVS                                                        675,000        27,000
Home Depot                                                 320,000        15,980
Lowes                                                      335,000        13,756
                                                                      ----------
                                                                          56,736
                                                                      ----------

Entertainment and Leisure 0.8%
MGM Grand ++ *                                             490,566        14,972
Reader's Digest (Class B)                                  325,800        11,912
                                                                      ----------
                                                                          26,884
                                                                      ----------

Media and Communications 2.6%
Clear Channel Communications *                             190,000        14,250
Comcast (Class A Special)*                                 660,000        26,751
R.R. Donnelley                                           1,000,000        22,562
Viacom (Class B) *                                         259,550        17,698
                                                                      ----------
                                                                          81,261
                                                                      ----------
Total Consumer Services                                                  211,281
                                                                      ----------

CONSUMER CYCLICALS 7.4%

Automobiles and Related 1.1%
Eaton                                                      230,000        15,410
Textron                                                    330,000        17,923
                                                                      ----------
                                                                          33,333
                                                                      ----------

Building and Real Estate 4.4%
Duke Realty Investments, REIT                              450,000        10,069
Equity Office Properties, REIT                             500,000        13,781
Federal Realty Investment Trust, REIT                    1,175,000        23,500
ProLogis Trust, REIT                                       327,272         6,975
Reckson Associates Realty, REIT                            750,000        17,812
Rouse                                                      599,500        14,838
Simon Property Group, REIT                                 841,000        18,660
Spieker Properties, REIT                                   200,000         9,200
Starwood Hotels & Resorts Worldwide, REIT                  775,000        25,236
                                                                      ----------
                                                                         140,071
                                                                      ----------

12
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--------------------------------------------------------------------------------

                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

Miscellaneous Consumer Durables 1.9%
Eastman Kodak                                              875,000    $   52,062
Masco                                                      400,000         7,225
                                                                      ----------
                                                                          59,287
                                                                      ----------
Total Consumer Cyclicals                                                 232,691
                                                                      ----------

TECHNOLOGY 12.4%

Electronic Systems 1.9%
Hewlett-Packard                                             50,000         6,244
Nokia ADR                                                  310,000        15,480
Solectron *                                                355,000        14,866
Waters *                                                   175,000        21,842
                                                                      ----------
                                                                          58,432
                                                                      ----------

Aerospace and Defense 0.7%
United Technologies                                        400,000        23,550
                                                                      ----------
                                                                          23,550
                                                                      ----------

Information Processing 1.0%
COMPAQ Computer                                            450,000        11,503
Dell Computer *                                            400,000        19,738
                                                                      ----------
                                                                          31,241
                                                                      ----------

Telecommunications 7.7%
Cisco Systems *                                            280,000        17,789
Corning                                                    600,000       161,925
JDS Uniphase *                                             120,000        14,381
Nortel Networks                                            410,000        27,982
Tellabs *                                                  300,000        20,541
                                                                      ----------
                                                                         242,618
                                                                      ----------

Electronic Components 1.1%
Samsung Electronics GDR, (144a) *                          100,000        19,650
Texas Instruments                                          210,000        14,424
                                                                      ----------
                                                                          34,074
                                                                      ----------
Total Technology                                                         389,915
                                                                      ----------

CAPITAL EQUIPMENT 3.5%

Electrical Equipment 3.5%
GE                                                       1,200,000        63,600
Tyco International                                         960,000        45,480
                                                                      ----------
Total Capital Equipment                                                  109,080
                                                                      ----------

13
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--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
BUSINESS SERVICES AND
TRANSPORTATION 4.7%

Computer Service and Software 2.5%
America Online *                                           360,000    $   18,990
Computer Associates                                        235,000        12,029
Microsoft *                                                425,000        33,987
Oracle *                                                   160,000        13,445
                                                                      ----------
                                                                          78,451
                                                                      ----------

Miscellaneous Business Services 1.2%
Galileo International                                      600,000        12,525
ServiceMaster                                            1,400,000        15,925
Waste Management                                           465,000         8,835
                                                                      ----------
                                                                          37,285
                                                                      ----------

Airlines 0.4%
Delta                                                      300,000        15,168
                                                                      ----------
                                                                          15,168
                                                                      ----------

Railroads 0.6%
Burlington Northern Santa Fe                               800,000        18,350
                                                                      ----------
                                                                          18,350
                                                                      ----------
Total Business Services and Transportation                               149,254
                                                                      ----------

ENERGY 8.3%

Energy Services 1.7%
Baker Hughes                                             1,675,000        53,600
                                                                      ----------
                                                                          53,600
                                                                      ----------

Integrated Petroleum - Domestic 2.6%
Amerada Hess                                               440,000        27,170
USX-Marathon                                             2,170,000        54,386
                                                                      ----------
                                                                          81,556
                                                                      ----------

Integrated Petroleum - International 3.3%
BP Amoco ADR                                             1,350,000        76,359
Texaco                                                     555,000        29,554
                                                                      ----------
                                                                         105,913
                                                                      ----------

Exploration and Production 0.7%
Unocol                                                     675,000        22,359
                                                                      ----------
                                                                          22,359
                                                                      ----------
Total Energy                                                             263,428
                                                                      ----------

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--------------------------------------------------------------------------------

                                                       Shares/Par          Value
--------------------------------------------------------------------------------
                                                                    In thousands

PROCESS INDUSTRIES 4.0%

Specialty Chemicals 1.9%
Great Lakes Chemical                                      565,000        17,798
Pall                                                    2,200,000        40,700
                                                                     -----------
                                                                         58,498
                                                                     -----------

Paper and Paper Products 2.1%
Fort James                                              1,700,000        39,312
Kimberly-Clark                                            480,000        27,540
                                                                     -----------
                                                                         66,852
                                                                     -----------
Total Process Industries                                                125,350
                                                                     -----------

BASIC MATERIALS 2.0%

Metals 2.0%
Alcoa                                                   1,060,000        30,740
Inco *                                                    330,000         5,074
Newmont Mining                                          1,240,000        26,815
                                                                     -----------
Total Basic Materials                                                    62,629
                                                                     -----------
Miscellaneous Common Stocks 2.7%                                         83,696
                                                                     -----------
Total Common Stocks (Cost $1,992,814)                                 2,930,795
                                                                     -----------

CONVERTIBLE PREFERRED STOCKS 0.5%

Union Pacific Capital Trust, 6.25%                        400,000        16,733
                                                                     -----------
Total Convertible Preferred Stocks (Cost $18,123)                        16,733
                                                                     -----------

CONVERTIBLE BONDS 1.9%

E* TRADE, (144a), 6.00%, 2/1/07                    $   25,000,000        22,688
Networks Associates, Zero Coupon, 2/13/18             100,000,000        35,493
                                                                     -----------
Total Convertible Bonds (Cost $57,845)                                   58,181
                                                                     -----------

OPTIONS WRITTEN (0.0%)

Bristol-Meyers Squibb, Call, 9/16/00 @ $65.00              (2,000)   $     (194)
                                                                     -----------
Total Options Written (Cost $(194))                                        (194)
                                                                     -----------

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--------------------------------------------------------------------------------

                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

SHORT-TERM INVESTMENTS 5.2%

Money Market Funds 5.2%
Reserve Investment Fund, 6.68% #                       162,320,796      162,321
                                                                   -------------
Total Short-Term Investments (Cost $162,321)                            162,321
                                                                   -------------

Total Investments in Securities

100.5% of Net Assets (Cost $2,230,909)                             $  3,167,836

Other Assets Less Liabilities                                           (14,120)
                                                                   -------------

NET ASSETS                                                         $  3,153,716
                                                                   =============

Net Assets Consist of:
Accumulated net investment income - net of
distributions                                                      $      1,795
Accumulated net realized gain/loss - net of
distributions                                                            96,862
Net unrealized gain (loss)                                              936,927
Paid-in-capital applicable to 125,706,238 shares of
$0.01 par value capital stock outstanding; 500,000,000
shares authorized                                                     2,118,132
                                                                   -------------
NET ASSETS                                                         $  3,153,716
                                                                   =============

NET ASSET VALUE PER SHARE                                          $      25.09
                                                                   =============

#     Seven-day yield
*     Non-income producing
++ Securities contain some restrictions as to public resale--total of such securities at period-end amounts to 0.5% of net assets.
ADR   American Depository Receipt
GDR   Global depository receipt
REIT  Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.3% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         6/30/00
     Investment Income (Loss)
     Income
      Dividend                                                         $ 27,692
      Interest                                                            5,320
                                                                       --------
      Total income                                                       33,012
                                                                       --------
     Expenses
      Investment management                                               8,828
      Shareholder servicing                                               3,101
      Custody and accounting                                                112
      Prospectus and shareholder reports                                     80
      Registration                                                           39
      Legal and audit                                                         8
      Directors                                                               6
      Miscellaneous                                                          12
                                                                       --------
      Total expenses                                                     12,186
                                                                       --------
      Expenses paid indirectly                                              (10)
                                                                       --------
      Net expenses                                                       12,176
                                                                       --------
     Net investment income (loss)                                        20,836
                                                                       --------
     Realized and Unrealized Gain (Loss)
     Net realized gain (loss)

      Securities                                                         96,083
      Foreign currency transactions                                        (102)
                                                                       --------
      Net realized gain (loss)                                           95,981
     Change in net unrealized gain or loss on securities                (26,337)
                                                                       --------
     Net realized and unrealized gain (loss)                             69,644
                                                                       --------
     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                            $ 90,480
                                                                       --------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                           6 Month         Year
                                                             Ended        Ended
                                                           6/30/00     12/31/99
       Increase (Decrease) in Net Assets
       Operations
        Net investment income (loss)                    $   20,836   $   64,567
        Net realized gain (loss)                            95,981      282,642
        Change in net unrealized gain or loss              (26,337)    (209,734)
                                                        ------------------------
        Increase (decrease) in net assets from operations   90,480      137,475
                                                        ------------------------

       Distributions to shareholders
        Net investment income                              (19,105)     (66,985)
        Net realized gain                                   (3,870)    (292,034)
                                                        ------------------------
        Decrease in net assets from distributions          (22,975)    (359,019)
                                                        ------------------------

       Capital share transactions *
        Shares sold                                        173,155      537,422
        Distributions reinvested                            22,314      350,545
        Shares redeemed                                   (548,793)    (790,045)
                                                        ------------------------
        Increase (decrease) in net assets from capital
        share transactions                                (353,324)      97,922
                                                        ------------------------

       Net Assets
       Increase (decrease) during period                  (285,819)    (123,622)
       Beginning of period                               3,439,535    3,563,157

       End of period                                    $3,153,716   $3,439,535
                                                        ------------------------

     *Share information
        Shares sold                                          7,276       19,809
        Distributions reinvested                               911       14,343
        Shares redeemed                                    (23,212)     (29,176)
                                                        ------------------------
        Increase (decrease) in shares outstanding          (15,025)       4,976



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982. The fund seeks long-term capital growth, a reasonable level of current income, and increasing future income by investing primarily in dividend-paying stocks.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended June 30, 2000, were as follows:


--------------------------------------------------------------------------------
                                                       Number of
                                                       Contracts       Premiums
      Outstanding at beginning of period                       -      $       -
      Written                                              2,000        194,000
                                                       ------------------------
      Outstanding at end of period                         2,000      $ 194,000
                                                       ------------------------

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,196,913,000 and $1,633,414,000, respectively, for the six months ended June 30, 2000.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,230,909,000. Net unrealized gain aggregated $936,927,000 at period-end, of which $1,027,946,000 related to appreciated investments and $91,019,000 to depreciated investments.



NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,476,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,092,000 for the six months ended June 30, 2000, of which $423,000 was payable at period-end.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

      Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 10.4% of the outstanding shares of the fund at June 30, 2000. For the six months then ended, the fund was allocated $473,000 of Spectrum expenses, $72,000 of which was payable at period-end.

      The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $3,201,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------


     INVESTMENT SERVICES AND INFORMATION


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS


Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
 Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio


*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.


The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


     ADVISORY SERVICES, RETIREMENT RESOURCES

          T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          Advisory Services

          T. Rowe Price Retirement Income Manager(SM) helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


          RETIREMENT RESOURCES AT T.ROWE PRICE


          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
            Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation


          Planning and Informational Guides

          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors


          Insights Reports

          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review


          Software Packages

          T. Rowe Price Retirement Planning
            Analyzer(TM) CD-ROM or diskette $19.95.
            To order, please call 1-800-541-5760.
            Also available on the Internet for $9.95.

          T. Rowe Price Variable Annuity Analyzer(TM)
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

          T. Rowe Price Immediate Variable
            Annuity (Income Account)

          Investment Kits

          We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

     For fund and account information
     or to conduct transactions,
     24 hours, 7 days a week
     By touch-tone telephone
     Tele*Access 1-800-638-2587
     By Account Access on the Internet
     www.troweprice.com/access

     For assistance
     with your existing
     fund account, call:
     Shareholder Service Center
     1-800-225-5132

     To open a brokerage account
     or obtain information, call:
     1-800-638-5660

     Internet address:
     www.troweprice.com

     Plan Account Lines for retirement
     plan participants:
     The appropriate 800 number appears
     on your retirement account statement.

     T. Rowe Price Associates
     100 East Pratt Street
     Baltimore, Maryland  21202

     This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

     Walk-In Investor Centers:
     For directions, call 1-800-225-5132
     or visit our Web site.


     Baltimore Area
     Downtown
     101 East Lombard Street
     Owings Mills
     Three Financial Center
     4515 Painters Mill Road

     Boston Area
     386 Washington Street
     Wellesley

     Colorado Springs
     4410 ArrowsWest Drive

     Los Angeles Area
     Warner Center
     21800 Oxnard Street, Suite 270
     Woodland Hills

     Tampa
     4200 West Cypress Street
     10th Floor

     Washington, D.C.
     900 17th Street N.W.
     Farragut Square


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T. Rowe Price Investment Services, Inc., Distributor.